EXHIBIT 12(b)

CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Steven R. Champion, President and Chief Executive Officer of Taiwan Greater China Fund (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         1.    The Form N-CSR of the Registrant for the annual period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 10, 2010	/s/ Steven R. Champion
Steven R. Champion
Title: Chief Executive Officer and President

This certification is being furnished solely pursuant to 18 U.S.C. §. 1350 and is not being filed as part of the Report or as a separate disclosure document

EXHIBIT 12(b)

CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Regina Foley, Chief Financial Officer of Taiwan Greater China Fund (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         1.    The Form N-CSR of the Registrant for the annual period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 10, 2010	/s/ Regina Foley
Regina Foley
Title: Chief Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. §. 1350 and is not being filed as part of the Report or as a separate disclosure document